SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 6, 2002


                            Interferon Sciences Research Partners, Ltd.
                            -------------------------------------------
                         (Exact name of registrant as specified in its charter)


  New Jersey           2-89332               22-2502556
---------------        --------------        ----------
(State or other        (Commission           (I.R.S. Employer
 jurisdiction of        File Number)          Identification No.)
 incorporation)



783 Jersey Avenue, New Brunswick, New Jersey                  08901
--------------------------------------------                  ------
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:  (732) 249-3250




                            N/A
                    -----------------------------------------
                   (Former name or former address, if changed since last report)









Item 4.  Changes in Registrant's Certifying Accountant.
------   ----------------------------------------------

KPMG LLP was previously the principal accountants for Interferon Sciences Research Partners, Ltd. On November 6, 2002, that firm resigned.

In connection with the audits of the two fiscal years ended December 31, 2001, and the subsequent interim period through November 6, 2002, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The audit reports of KPMG LLP on the financial statements of Interferon Sciences Research Partners, Ltd. as of and for the years ended December 31, 2001 and 2000, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

KPMG LLP's report on the financial statements of Interferon Sciences Research Partners, Ltd. as of and for the years ended December 31, 2001 and 2000, contained a separate paragraph stating that "the Partnership has no assets and is ultimately reliant on Interferon Sciences, Inc. for funding. As indicated in
Note 6 to the financial statements, Interferon Sciences, Inc. has suffered recurring losses from operations, has an accumulated deficit, a working capital deficiency, and has limited liquid resources. These factors raise substantial doubt about the Partnership's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty".

A letter from KPMG LLP is attached as Exhibit 16 to this Form 8-K.

Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

                  (c)  Exhibits.

16.  Letter from KPMG LLP regarding the information contained herein.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Interferon Sciences, Inc.

Date:  November 25, 2002            By:  /s/ Lawrence M. Gordon
                                    -------------------------------------
                                             Lawrence M. Gordon
                                             Chief Executive Officer

                                   Exhibit 16



November 25, 2002

Securities and Exchange Commission
Washington, D.C.  20549

Ladies and Gentlemen:

We were previously principal accountants for Interferon Sciences Research Partners, Ltd. and, under the date of February 20, 2002, we reported on the consolidated financial statements of Interferon Sciences Research Partners, Ltd. as of and for the years ended December 31, 2001 and 2000. On November 6, 2002, we resigned. We have read Interferon Sciences Research Partners, Ltd.'s statements included under Item 4 of its Form 8-K dated November 25, 2002, and we agree with such statements.

Very truly yours,


/s/ KPMG LLP